EXHIBIT 10.11

COUNTY OF ROWAN

STATE OF NORTH CAROLINA

OPTION CONVERSION AGREEMENT

WHEREAS, Bank of Davie, Mocksville, North Carolina (“Davie”), BOC Financial Corp, Landis, North Carolina (“BOC”) and BOC’s subsidiary, Bank of the Carolinas, Landis, North Carolina (“Carolinas”), executed an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) on July 20,2001; and

WHEREAS, Paragraph 6.07 of the Merger Agreement calls for conversion of each outstanding option (each a “BOC Option” and collectively the “BOC Options”) to purchase shares of BOC common stock referenced in Paragraph 2.05 of Merger Agreement into options to purchase shares of Davie common stock; and

WHEREAS, Paragraph 6.07 of the Merger Agreement further provides that, as of the Effective Time (as defined in the Merger Agreement), each BOC Option will represent an option to purchase 0.92 shares of Davie common stock at an adjusted exercise price; and

WHEREAS, the undersigned is currently the of a BOC Option; and

WHEREAS, the undersigned desires to and agree to conversion of BOC Option described herein into an option to purchase of Davie common stock

NOW, THEREFORE, BE IT RESOLVED, that the undersigned, by the execution hereof, confirms and agrees to the conversion of his or her BOC Option representing the right to purchase 18,515 shares of BOC common stock at an exercise price of $6.625 and 5,922 shares of BOC common stock at an exercise price of $5.375 into options to purchase 17,033 shares of Davie common stock at an exercise price of $7.201 and 5,448 shares of Davie common stock at an exercise price of $5.843.

This the 31st day of December 2001.

/S/ Stephen R. Talbert
Stephen R. Talbert

COUNTY OF ROWAN

STATE OF NORTH CAROLINA

OPTION CONVERSION AGREEMENT

WHEREAS, Bank of Davie, Mocksville, North Carolina (“Davie”), BOC Financial Corp, Landis, North Carolina (“BOC”) and BOC’s subsidiary, Bank of the Carolinas, Landis, North Carolina (“Carolinas”), executed an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) on July 20,2001; and

WHEREAS, Paragraph 6.07 of the Merger Agreement calls for conversion of each outstanding option (each a “BOC Option” and collectively the “BOC Options”) to purchase shares of BOC common stock referenced in Paragraph 2.05 of Merger Agreement into options to purchase shares of Davie common stock; and

WHEREAS, Paragraph 6.07 of the Merger Agreement further provides that, as of the Effective Time (as defined in the Merger Agreement), each BOC Option will represent an option to purchase 0.92 shares of Davie common stock at an adjusted exercise price; and

WHEREAS, the undersigned is currently the of a BOC Option; and

WHEREAS, the undersigned desires to and agree to conversion of BOC Option described herein into an option to purchase of Davie common stock

NOW, THEREFORE, BE IT RESOLVED, that the undersigned, by the execution hereof, confirms and agrees to the conversion of his or her BOC Option representing the right to purchase 9,500 shares of BOC common stock at an exercise price of $6.625 and 2,072 shares of BOC common stock at an exercise price of $5.375 into options to purchase 8,740 shares of Davie common stock at an exercise price of $7.201 and 1,906 shares of Davie common stock at an exercise price of $5.843.

This the 31st day of December 2001.

/S/ John A. Drye
John A. Drye

COUNTY OF ROWAN

STATE OF NORTH CAROLINA

OPTION CONVERSION AGREEMENT

WHEREAS, Bank of Davie, Mocksville, North Carolina (“Davie”), BOC Financial Corp, Landis, North Carolina (“BOC”) and BOC’s subsidiary, Bank of the Carolinas, Landis, North Carolina (“Carolinas”), executed an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) on July 20,2001; and

WHEREAS, Paragraph 6.07 of the Merger Agreement calls for conversion of each outstanding option (each a “BOC Option” and collectively the “BOC Options”) to purchase shares of BOC common stock referenced in Paragraph 2.05 of Merger Agreement into options to purchase shares of Davie common stock; and

WHEREAS, Paragraph 6.07 of the Merger Agreement further provides that, as of the Effective Time (as defined in the Merger Agreement), each BOC Option will represent an option to purchase 0.92 shares of Davie common stock at an adjusted exercise price; and

WHEREAS, the undersigned is currently the of a BOC Option; and

WHEREAS, the undersigned desires to and agree to conversion of BOC Option described herein into an option to purchase of Davie common stock

NOW, THEREFORE, BE IT RESOLVED, that the undersigned, by the execution hereof, confirms and agrees to the conversion of his or her BOC Option representing the right to purchase 9,500 shares of BOC common stock at an exercise price of $6.625 and 2,072 shares of BOC common stock at an exercise price of $5.375 into options to purchase 8,740 shares of Davie common stock at an exercise price of $7.201 and 1,906 shares of Davie common stock at an exercise price of $5.843.

This the 31st day of December 2001.

/S/ Henry H. Land
Henry H. Land

COUNTY OF ROWAN

STATE OF NORTH CAROLINA

OPTION CONVERSION AGREEMENT

WHEREAS, Bank of Davie, Mocksville, North Carolina (“Davie”), BOC Financial Corp, Landis, North Carolina (“BOC”) and BOC’s subsidiary, Bank of the Carolinas, Landis, North Carolina (“Carolinas”), executed an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) on July 20,2001; and

WHEREAS, Paragraph 6.07 of the Merger Agreement calls for conversion of each outstanding option (each a “BOC Option” and collectively the “BOC Options”) to purchase shares of BOC common stock referenced in Paragraph 2.05 of Merger Agreement into options to purchase shares of Davie common stock; and

WHEREAS, Paragraph 6.07 of the Merger Agreement further provides that, as of the Effective Time (as defined in the Merger Agreement), each BOC Option will represent an option to purchase 0.92 shares of Davie common stock at an adjusted exercise price; and

WHEREAS, the undersigned is currently the of a BOC Option; and

WHEREAS, the undersigned desires to and agree to conversion of BOC Option described herein into an option to purchase of Davie common stock

NOW, THEREFORE, BE IT RESOLVED, that the undersigned, by the execution hereof, confirms and agrees to the conversion of his or her BOC Option representing the right to purchase 9,500 shares of BOC common stock at an exercise price of $6.625 and 2,071 shares of BOC common stock at an exercise price of $5.375 into options to purchase 8,740 shares of Davie common stock at an exercise price of $7.201 and 1,905 shares of Davie common stock at an exercise price of $5.843.

This the 31st day of December 2001.

/S/ Lynne Scott Safrit
Lynne Scott Safrit